UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

Group 1 Automotive, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13461	76-0506313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner

Suite 500

Houston, Texas 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 647-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

(a) On May 12, 2014, Group 1 Automotive, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it intends to offer for sale in a private placement under Rule 144A to eligible purchasers $300 million in aggregate principal amount of senior unsecured notes. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of Group 1 Automotive, Inc. dated as of May 12, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

Date: May 12, 2014	By:	/s/ John C. Rickel
Name: John C. Rickel Title: Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Group 1 Automotive, Inc. dated as of May 12, 2014.

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